Exhibit 4.1

MO-
                             MIKE'S ORIGINAL, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON  STOCK
PAR VALUE $.001 PER  SHARE               SEE  REVERSE  FOR CERTAIN  DEFINITIONS
                                             CUSIP

     THIS CERTIFIES that _________________________________ is the owner of
_______________________FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.001 PER SHARE, OF MIKE'S ORIGINAL, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, on surrender of this certificate properly endorsed.

     This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY

AUTHORIZED SIGNATURE

____________________________                  ______________________________
SECRETARY-TREASURER                           PRESIDENT


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The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative rights, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporations Secretary at the principal office of the Corporation.

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN  - as joint tenants with right
          of survivorship and not as tenants
          in common

UNIF GIFT MIN ACT..................... Custodian .....................
                      (Cust)                          (Minor)
                  under Uniform Gifts to Minors
                  Act.................................................
                            (State)
UNIF TRF MIN ACT........................ Custodian (until age.........)
                     (Cust)
                  .............................under Uniform Transfers
                               (Minor)
                  to Minors Act.......................................
                                             (State)

     Additional abbreviatons may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________hereby sell, assign and transfer unto

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated__________________________

                                        X ______________________________

                                        X ______________________________

                                        NOTICE: THE SIGNATURE(S) TO THIS
                                        ASSIGNMENT MUST CORRESPOND WITH THE
                                        NAME(S) AS WRITTEN UPON THE FACE OF THE
                                        CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                        ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                        WHATEVER.
Signature(s) Guaranteed:

By:____________________________________
   THE SIGNATURE(S) SHOULD BE
   GUARANTEED BY AN ELIGIBLE GUARANTOR
   INSTITUTION (BANKS, STOCKBROKERS,
   SAVINGS AND LOAN ASSOCIATIONS AND
   CREDIT UNIONS WITH MEMBERSHIP IN AN
   APPROVED SIGNATURE GUARANTEE
   MEDALLION PROGRAM), PURSUANT TO
   S.E.C. RULE 17Ad-15.